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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8 - K



                                 CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)       JANUARY 17, 2001
                                                 -------------------------------


                      CALIFORNIA COMMUNITY BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   333-87481              94-3339505
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)       Identification No.)


One Maritime Plaza, Suite 825, San Francisco, California               94111
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         (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (415) 434-1236
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)






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Item 5.      OTHER EVENTS.

(a) PRESS RELEASES. On January 17, 2001, Placer Sierra Bank and Sacramento Commercial Bank issued press releases announcing the merger of Sacramento Commercial Bank, Sacramento, California, with and into Placer Sierra Bank, Auburn, California. Sacramento Commercial Bank is a wholly-owned subsidiary of California Community Bancshares, Inc. Placer Sierra Bank is a wholly-owned subsidiary of Placer Capital Co., itself a wholly-owned subsidiary of California Community Bancshares, Inc. A copy of the press releases are attached to this Current Report as Exhibits 99.1 and
             99.2 and incorporated into this report by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)      EXHIBITS


Exhibit 99.1 Sacramento Commercial Bank press release announcing merger of Sacramento Commercial Bank with and into Placer Sierra Bank.


Exhibit 99.2 Placer Sierra Bank press release announcing merger of Sacramento Commercial Bank with and into Placer Sierra Bank.




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                                   SIGNATURES





                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: January 18, 2001              CALIFORNIA COMMUNITY BANCSHARES, INC.



                                 /s/ Ronald W. Bachli
                                 ----------------------------------------------
                                 Ronald W. Bachli, President and Chief
                                 Executive Officer (Principal Executive Officer)